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                                                                   EXHIBIT 10.28

                           AMB Property Corporation
                         Industrial Multi-Tenant Lease

1.   Basic Provisions ("Basic Provisions").

     1.1   Parties: This Lease ("Lease") dated November 12, 1999, is made by and
           -------
between AMB PROPERTY, L.P., a Delaware limited partnership, ("Landlord") and COST-U-LESS, INC., a Washington corporation, ("Tenant") (collectively the "Parties," or individually a "Party").

     1.2   Premises: A portion, outlined on Exhibit A attached hereto
           --------
("Premises"), of the two building phase located at 2055 Burroughs Avenue, in the City of San Leandro, State of California, consisting of approximately 81,225 rentable square feet. The Premises and the Phase is located in the industrial center commonly known as Williams/Burroughs (the "Industrial Center"). Tenant shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.3 below), but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located and all other buildings and improvements thereon are herein collectively referred to as the "Industrial Center."

     1.3   Term: Five (5) years and Zero (0) months ("Term") commencing February
           ----
1, 2002 ("Commencement Date") and ending January 31, 2007 ("Expiration Date").


     1.4 Base Rent: $31,271.63 monthly Base Rent is due and payable for the period February 1, 2002, to and including January 31, 2003. Monthly Base Rent for the month of February, 2002, in the amount of $31,271.63, plus estimated monthly Operating Expenses (based upon Landlord's 1999 budget) in the amount of $5,254.33, for the total amount of $37,525.96, shall be paid in advance on or before November 1, 2001.
           $32,083.88 monthly Base Rent is due and payable for the period February 1, 2003, to and including January 31, 2004.
           $32,896.13 monthly Base Rent is due and payable for the period February 1, 2004, to and including January 31, 2005.
           $33,708.38 monthly Base Rent is due and payable for the period February 1, 2005, to and including January 31, 2006.
           $34,520.63 monthly Base Rent is due and payable for the period February 1, 2006, to and including January 31, 2007.

     1.5   Tenant's Share of Operating Expenses ("Tenant's Share"):
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           (a)  Industrial Center               33.5%
           (b)  Building                         100%
           (c)  Phase (Burroughs Avenue)          67%

     1.6   Tenant's Estimated Monthly Rent Payment: Following is the estimated
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monthly Rent payment to Landlord pursuant to the provisions of this Lease. This estimate is made at the inception of the Lease and is subject to adjustment pursuant to the provisions of this Lease:

           (a)  Base Rent (Paragraph 4.1)                $31,271.63
           (b)  Estimated Operating Expenses (1999)      $ 6,254.33
                Estimated Monthly Payment                $37,525.96

     1.7   Security Deposit: $41,000.00 ("Security Deposit"), subject, however,
           ----------------
to the provisions of Section 5 herein.

     1.8   Permitted Use ("Permitted Use"): Warehouse and distribution of non-
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hazardous product, but only to the extent permitted by the City of San Leandro and any and all agencies having jurisdiction.

     1.9   Guarantor:  None
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     1.10  Addenda and Exhibits: Attached hereto are the following Addenda and
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Exhibits, all of which constitute a part of this Lease:

           (a)  Addendum 1: Remedies Addendum
           (b)  Addendum 2: Option to Extend
           (c)  Exhibits:   Exhibit A: Diagram of Premises
                            Exhibit B: Commencement Date Certificate
                            Exhibit C: Rules and Regulations
                            Exhibit D: Tenant Move-in and Lease Renewal
                            Environmental Questionnaire
                            Exhibit E: Construction Obligations

     1.11  Address for Rent Payments: All amounts payable by Tenant to Landlord
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shall until further notice from Landlord be paid to AMB Property, L.P. at the following address:

           c/o Legacy Partners Commercial, Inc.
           P.O. Box 842514
           Dallas, TX 75284-2514

2.   Premises, Parking and Common Areas.

     2.1   Letting. Landlord hereby leases to Tenant and Tenant hereby leases
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from LANDLORD the Premises upon all of the terms, covenants and conditions set forth in this Lease. Any statement of square footage set forth in this Lease or that may have been used in calculating Base Rent and/or Operating Expenses is an approximation which

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Landlord and Tenant agree is reasonable and the Base Rent and Tenant's Share based thereon is not subject to revision whether or not the actual square footage is more or less. Tenant accepts the Premises in its present condition, state of repair and operating order and in its present "As-Is" condition. The term "Premises" as used in this Lease shall also include the leasing by Tenant of that certain fenced yard area adjacent to the Building on the south end, (the "Yard Area") in the location and as depicted in Exhibit A, which is attached hereto and incorporated herein by this reference. Tenant's and Tenant's Representatives' (hereafter defined) use and occupancy of the Yard Area shall be exclusive only as to (i) the other tenants of the Park and (ii) the public in general but not including Landlord and its authorized representatives, employees, invitees, contractors and similarly affiliated parties for the purposes of fulfilling Landlord's obligations hereunder as well as for purposes of Landlord's exercise of its rights and remedies hereunder. Tenant shall use, maintain and repair the Yard Area subject to, and in accordance with, the terms and provisions of this Lease, including but not limited to, the provisions of
Section 11 hereinbelow. Tenant acknowledges that the Yard Area shall not be used for the storage of debris, pallets, batteries, racking, shelving, fencing, furniture, furniture parts, cans, barrels, trash and baled cardboard. Tenant may not keep loose cardboard or other recyclable material in the Yard Area unless it is kept in a covered trash receptacle or container. The Yard Area shall be used to provide the only parking for Tenant's and Tenant's Representative's vehicles. Tenant shall use its best efforts to keep the Yard Area clean at all times. In addition to the foregoing, Tenant shall be solely responsible and liable for any and all security measures related to the Yard Area and Landlord shall not in any manner or circumstance be liable nor responsible for any vehicles, goods, personal property or similar items stored, kept and/or situated in, on or about the Yard Area at any time during the term of this Lease. Nothing contained herein shall limit, impair or otherwise diminish Landlord's and its authorized representatives' rights and ability to enter the Yard Area for purposes of performing Landlord's obligations under this Lease.

     2.2  Common Areas - Definition. "Common Areas" are all areas and facilities
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outside the Premises and within the exterior boundary line of the Industrial
Center and interior utility raceways within the Premises that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant and other tenants of the Industrial Center and their respective employees, suppliers, shippers, tenants, contractors and invitees.

     2.3  Common Areas - Tenant's Rights. Landlord hereby grants to Tenant, for
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the benefit of Tenant and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Landlord under the terms hereof or under the terms of any rules and regulations or covenants, conditions and restrictions governing the use of the Industrial Center.

     2.4  Common Areas - Rules and Regulations. Landlord shall have the
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exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 16.19.

     2.5  Common Area Changes. Landlord shall have the right, in Landlord's sole
          -------------------
discretion, from time to time:

          (a) To make changes to the Common Areas, including, without limitation, changes in the locations, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

          (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

          (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

          (d) To add additional buildings and improvements to the Common Areas;

          (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

     2.6  Parking. Tenant may use a proportionate share of undesignated vehicle
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parking spaces, unreserved and unassigned, on those portions of the Common Areas designated by Landlord for such parking. Tenant shall not use more parking spaces than such number. Such parking spaces shall be used only for parking by vehicles no larger than full sized passenger automobiles or pick-up trucks. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described herein, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable as additional rent upon demand by Landlord.

3.   Term.

     3.1  Term. The Commencement Date, Expiration Date and Term of this Lease
          ----
are as specified in Paragraph 1.3.

     3.2  Delay in Possession. If for any reason Landlord cannot deliver
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possession of the Premises to Tenant by the Commencement Date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder. In such case, Tenant shall not, except as otherwise provided herein, be obligated to pay Rent or perform any other obligation of Tenant under the terms of this Lease until Landlord delivers possession of the Premises to Tenant. The term of the Lease shall commence on the earlier of (i) the date Tenant takes possession of the Premises to Tenant or (ii) 10 days following notice to Tenant that Landlord is prepared to tender possession of the Premises to Tenant. If possession of the Premises is not delivered to Tenant within 90 days after the Commencement Date and such delay is not due to Tenant's acts, failure to act or omissions Tenant may by notice in writing to Landlord within 10 days after the end of said 90 day period cancel this Lease and the parties shall be

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discharged from all obligations hereunder. If such written notice of Tenant is not received by Landlord within said 10 day period, Tenant's right to cancel this Lease shall terminate.

     3.3  Commencement Date Certificate. At the request of Landlord, Tenant
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shall execute and deliver to Landlord a completed certificate ("Commencement
Date Certificate") in the form attached hereto as Exhibit B.

4.   Rent.

     4.1  Base Rent. Tenant shall pay to Landlord Base Rent and other monetary
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obligations of Tenant to Landlord under the terms of this Lease (such other monetary obligations are herein referred to as "Additional Rent") in lawful money of the United States, without offset or deduction, in advance on or before the first day of each month. Base Rent and Additional Rent for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and Additional Rent shall be made to Landlord at its address stated herein or to such other persons or at such other addresses as Landlord may from time to time designate in writing to Tenant. Base Rent and Additional Rent are collectively referred to as "Rent". All monetary obligations of Tenant to Landlord under the terms of this Lease are deemed to be rent.

     4.2  Operating Expenses. Tenant shall pay to Landlord on the first day of
          ------------------
each month during the term hereof, in addition to the Base Rent, Tenant's Share of all Operating Expenses in accordance with the following provisions:

          (a) "Operating Expenses" are all costs incurred by Landlord relating to the ownership and operation of the Industrial Center, Building and Premises including, but not limited to, the following:

               (i) The operation, repair, maintenance and replacement in neat, clean, good order and condition of the Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, drainage systems, lighting facilities, fences and gates, exterior signs and tenant directories.

               (ii) Water, gas, electricity, telephone and other utilities servicing the Common Areas.

               (iii) Trash disposal, janitorial services, snow removal, property management fee equal to 10% of Operating Expenses and security services.

               (iv) Reserves set aside for maintenance, repair and replacement of the Common Areas and Building.

               (v)    Real Property Taxes.

               (vi) Premiums for the insurance policies maintained by Landlord under Paragraph 8 hereof.

               (vii) Environmental monitoring and insurance programs, provided, however, if Tenant does not use or store Hazardous Substances (as hereinafter defined) then Landlord shall not pass through costs for environmental monitoring.

               (viii) Monthly amortization of capital improvements to the Common Areas and the Building. The monthly amortization of any given capital improvement shall be the sum of the (i) quotient obtained by dividing the cost of the capital improvement by Landlord's estimate of the number of months of useful life of such improvement plus (ii) an amount equal to the cost of the capital improvement times 1/12 of the lesser of 12% or the maximum annual interest rate permitted by law.

               (ix) Maintenance of the Building including, but not limited to, painting, caulking and repair and replacement of Building components, including, but not limited to, roof, and fire detection and sprinkler systems.


               (x)    Heating, ventilating and air conditioning systems ("HVAC")

               (xi) If Tenant fails to maintain the Premises, any expense incurred by Landlord for such maintenance.

          (b) Tenant's Share of Operating Expenses that are not specifically attributed to the Premises or Building ("Common Area Operating Expenses") shall be that percentage shown in Paragraph 1.5(a). Tenant's Share of Operating Expenses that are attributable to the Building ("Building Operating Expenses") shall be that percentage shown in Paragraph 1.5(b). Tenant's Share of Operating Expenses that are not specifically attributable to the Premises or the Building ("Phase Operating Expenses") shall be that percentage shown in Paragraph 1.5(e). Landlord in its sole discretion shall determine which Operating Expenses are Common Area Operating Expenses, Building Operating Expenses or expenses to be entirely borne by Tenant.

          (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose any obligation upon Landlord to either have said improvements or facilities or to provide those services.

          (d) Tenant shall pay monthly in advance on the same day as the Base Rent is due Tenant's Share of estimated Operating Expenses in the amount set forth in Paragraph 1.6. Landlord shall deliver to Tenant within 90 days after the expiration of each calendar year a reasonably detailed statement showing Tenant's Share of the actual Operating Expenses incurred during the preceding year. If Tenant's estimated payments under this Paragraph 4(d) during the preceding year exceed Tenant's Share as indicated on said statement, Tenant shall be credited the amount of such overpayment against Tenant's Share of Operating Expenses next becoming due. If Tenant's estimated payments under this Paragraph 4.2(d) during said preceding year were less than Tenant's Share as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within 10 days after delivery by Landlord to tenant of said statement. At any time Landlord may adjust the amount of the estimated Tenant's Share of Operating Expenses and HVAC maintenance costs to reflect Landlord's estimate of such expenses for the year.

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          Notwithstanding the foregoing, during the initial term of this Lease only (specifically, the period commencing February 1, 2002, to and including January 31, 2007), Landlord shall not pass through to Tenant any costs for the replacement of the roof of the Building, which shall be defined as the 81,225 sf Premises at 2055 Burroughs Avenue.

5. Security Deposit. Tenant shall deposit with Landlord upon Tenant's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Tenant's faithful performance of Tenants obligations under this Lease. If Tenant fails to pay Base Rent or Additional Rent or otherwise defaults under this Lease (as defined in Paragraph 13.1), Landlord may use the Security Deposit for the payment of any amount due Landlord or to reimburse or compensate Landlord for any liability, cost, expense, loss or damage (including attorney's fees) which Landlord may suffer or incur by reason thereof. Tenant shall on demand pay Landlord the amount so used or applied so as to restore the Security Deposit to the amount set forth in Paragraph 1.7. Landlord shall not be required to keep all or any part of the Security Deposit separate from its general accounts during the Term of the Lease. Notwithstanding the foregoing, Landlord, prior to the Commencement Date of this Lease, shall place the Security Deposit in an interest-bearing account for the period beginning with the full execution of this Lease and terminating on the Commencement Date of this Lease. Upon Lease Commencement, the accrued interest shall be remitted to Tenant upon Landlord's receipt of Tenant's written notice that the interest payment is due. Upon the Commencement Date of this Lease, the Security Deposit shall cease to earn interest and Landlord shall have no further obligation to keep the Security Deposit in an interest-bearing account. Landlord shall, at the expiration or earlier termination of the term hereof and after Tenant has vacated the Premises, return to Tenant that portion of the Security Deposit not used or applied by Landlord. No part of the Security Deposit shall be considered to be held in trust, to bear interest, or to be prepayment for any monies to be paid by Tenant under this Lease.

6.   Use.

     6.1  Permitted Use. Tenant shall use and occupy the Premises only for the
          -------------
Permitted Use set forth in Paragraph 1.8. Tenant shall not commit any nuisance, permit the emission of any objectionable noise or odor, suffer any waste, make any use of the Premises which is contrary to any law or ordinance or which will invalidate or increase the premiums for any of Landlord's insurance. Tenant shall not service, maintain or repair vehicles on the Premises, Building or Common Areas. Tenant shall not store foods, pallets, drums or any other materials outside the Premises.

     6.2  Hazardous Substances.
          ---------------------

          (a) Reportable Uses Require Consent. The term "Hazardous Substance" as
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used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Tenant shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Landlord and compliance in a timely manner (at Tenant's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Requirements require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Tenant may, without Landlord's prior consent, but upon notice to Landlord and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises, or neighboring properties to any meaningful risk of contamination or damage or expose Landlord to any liability therefor. In addition, Landlord may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Landlord's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit.

          (b) Duty to Inform Landlord. If Tenant knows, or has reasonable cause
              -----------------------
to believe, that a Hazardous Substance is located in, under or about the Premises or the Building, Tenant shall immediately give Landlord written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance. Tenant shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

          (c) Indemnification. Tenant shall indemnify, protect, defend and hold
              ---------------
Landlord, Landlord's affiliates, Lenders, and the officers, directors, shareholders, partners, employees, managers, independent contractors, attorneys and agents of the foregoing ("Landlord Entities") and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Tenant or by any of Tenant's employees, agents, contractors or invitees. Tenant's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved. Tenant's obligations under this Paragraph 6.2(c) shall survive the expiration or earlier termination of this Lease.

     6.3  Tenant's Compliance with Requirements. Tenant shall, at Tenant's sole
          -------------------------------------
cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all

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laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Landlord's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Tenant shall, within 5 days after receipt of Landlord's written request, provide Landlord with copies of all documents and information evidencing Tenant's compliance with any Applicable Requirements and shall immediately upon receipt, notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant or the Premises to comply with any Applicable Requirements.

     6.4  Inspection; Compliance with Law. In addition to Landlord's
          -------------------------------
environmental monitoring and insurance program, the cost of which is included in Operating Expenses, Landlord and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, with reasonable prior notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Lease and all Applicable Requirements. Landlord shall be entitled to employ experts and/or consultants in connection therewith to advise Landlord with respect to Tenant's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The cost and expenses of any such inspections shall be paid by the party requesting same unless a violation of Applicable Requirements exists or is imminent or the inspection is requested or ordered by a governmental authority. In such case, Tenant shall upon request reimburse Landlord or Landlord's Lender, as the case may be, for the costs and expenses of such inspections.

     6.5  Tenant Move-in Questionnaire. Prior to executing this Lease, Tenant
          ----------------------------
has completed, executed and delivered to Landlord Tenant's Move-in and Lease Renewal Environmental Questionnaire (the "Tenant Move-in Questionnaire"), a copy of which is attached hereto as Exhibit D and incorporated herein by this
                               ---------
reference. Tenant covenants, represents and warrants to Landlord that the information on the Tenant Move-in Questionnaire is true and correct and accurately describes the use(s) of Hazardous Substances which will be made and/or used on the Premises by Tenant.

7.   Maintenance, Repairs, Trade Fixtures and Alterations.

     7.1  Tenant's Obligations. Subject to the provisions of Paragraph 7.2
          --------------------
(Landlord's Obligations), Paragraph 9 (Damage or Destruction) and Paragraph 14 (Condemnation), Tenant shall, at Tenant's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonable or readily accessible to Tenant and whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such portion of the Premises) including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, fire hose connectors if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, skylights and dock doors related equipment (including but not limited to dock levelers, bumpers, lights and adjacent dock wells), but excluding any items which are the responsibility of Landlord pursuant to Paragraph 7.2 below. Tenant's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

     7.2  Landlord's Obligations. Subject to the provisions of Paragraph 6
          ----------------------
(Use), Paragraph 7.1 (Tenant's Obligations), Paragraph 9 (Damage or Destruction) and Paragraph 14 (Condemnation), Landlord at its expense and not subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations and exterior walls of the Building and utility systems outside the Building. Landlord, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the air conditioning systems servicing the Premises, Building roof and Common Areas.

     7.3  Alterations. Tenant shall not install any signs, fixtures,
          -----------
improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Landlord, which consent shall not be withheld unreasonably. If any such alteration or addition is expressly permitted by Landlord, Tenant shall deliver at least twenty (20) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All alterations and additions shall be installed by a licensed contractor approved by Landlord, which approval shall not be withheld or delayed unreasonably, at Tenant's sole expense in compliance with all applicable Laws (including, but not limited to, the ADA as defined herein), Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. As a condition to Landlord's consent to the installation of any fixtures, additions or other improvements, Landlord may require Tenant to post and obtain a completion and indemnity bond for up to one hundred twenty-five percent (125%) of the cost of the work.

     7.4  Surrender/Restoration. Tenant shall surrender the Premises by the end
          ---------------------
of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair ordinary wear and tear excepted. Without limiting the generality of the above, Tenant shall remove all personal property, trade fixtures and floor bolts, patch all floors and cause all lights to be in good operating condition.

8.   Insurance; Indemnity.

     8.1  Payment of Premiums. The cost of the premiums for the insurance
          -------------------
policies maintained by Landlord under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date of Expiration Date.

     8.2  Tenant's Insurance.
          -------------------

          (i) At its sole cost and expense, Tenant shall maintain in full force and effect during the Term of the lease the following insurance coverages insuring against claims which may arise from or in connection with the Tenant's operation and use of the leased premises.

                (a) Commercial General Liability with minimum limits of $1,000,000 per occurrence; $3,000,000 general aggregate for bodily injury, personal injury and property damage. If required by Landlord, liquor liability coverage will be included.

                (b) Workers' Compensation insurance with statutory limits and Employers Liability with a $1,000,000 per accident limit for bodily injury or disease.

                (c) Automobile Liability covering all owned, non-owned and hired vehicles with a $1,000,000 per accident limit for bodily injury and property damage.

                (d) Property insurance against all risks of loss to any tenant improvements or betterments and business personal property on a full replacement cost basis with no coinsurance penalty provision; and Business Interruption Insurance with a limit of liability representing loss of at least approximately six months of income.

          (ii) Tenant shall deliver to AMB or Landlord's property management company certificates of all insurance reflecting evidence of required coverages prior to initial occupancy; and annually thereafter.

          (iii) If, in the opinion of Landlord's insurance advisor, the amount of scope of such coverage is deemed inadequate at any time during the Term, Tenant shall increase such coverage to such reasonable amounts or scope as Landlord's advisor deems adequate.

          (iv) All insurance required under Paragraph 8.2 (i) shall be primary and non-contributory (ii) shall provide for severability of interests, (iii) shall be issued by insurers, licensed to do business in the state in which the Premises are located and which are rated A:VII or better by Best's Key Rating Guide, (iv) shall be endorsed to include Landlord and such other persons or entities as Landlord may from time to time designate, as additional insureds (Commercial General Liability only), and (v) shall be endorsed to provide at least 30-days prior notification of cancellation or material change in coverage to said additional insureds.

     8.3  Landlord's Insurance. Landlord shall maintain all risk, including
          --------------------
insurance covering the buildings within the Industrial Center, Commercial General Liability and such other insurance in such amounts and covering such other liability or hazards as deemed appropriate by Landlord, provided, however, that Landlord shall not be obligated to maintain earthquake or flood coverage. The amount and scope of coverage of Landlord's insurance shall be determined by Landlord from time to time in its sole discretion and shall be subject to such deductible amounts as Landlord may elect. Landlord shall have the right to reduce or terminate any insurance or coverage. Premiums for any such insurance shall be a Common Area Operating Expense.

     8.4  Waiver of Subrogation. To the extent permitted by law and without
          ---------------------
affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other on account of any and all claims Landlord or Tenant may have against the other with respect to property insurance actually carried, or required to be carried hereunder, to the extent of the proceeds realized from such insurance coverage.

     8.5  Indemnity. Tenant shall protect, indemnify and hold the Landlord
          ---------
Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of:

          (i) any damage to any property (including but not limited to property of any Landlord Entity) or death or injury to any person occurring in or about the Premises, the Building or the Industrial Center to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault or omission by or of Tenant, its agents, servants, employees, invitees, or visitors;

          (ii) the conduct or management of any work or anything whatsoever done by the Tenant on or about the Premises or from transactions of the Tenant concerning the Premises;

          (iii) Tenant's failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or

          (iv) any breach or default of the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease.

The provisions of this Paragraph 8.5 shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

     8.6  Exemption of Landlord from Liability. Except to the extent caused by
          ------------------------------------
the gross negligence or willful misconduct of Landlord, Landlord Entities shall not be liable for and Tenant waives any claims against Landlord Entities for injury or damage to the person or the property of Tenant, Tenant's employees, contractors, invitees, customers or any other person in or about the Premises, Building or Industrial Center from any cause whatsoever, including, but not limited to, damage or injury which is caused by or results from (i) fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or (ii) from the condition of the Premises, other portions of the Building or Industrial Center. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of Landlord nor from the failure by Landlord to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Landlord's negligence or breach of this Lease, Landlord shall under no circumstances be liable for injury to Tenant's business, for any loss of income or profit therefrom or any indirect, consequential or punitive damages.

9.   Damage or Destruction.

     9.1  Termination Right. Tenant shall give Landlord immediate written notice
          -----------------
of any damage to the Premises. Subject to the provisions of Paragraph 9.2, if the Premises or the Building shall be damaged to such an extent that there is substantial interference for a period exceeding 120 consecutive days with the conduct by Tenant of its business at the Premises, Tenant, at any time prior to commencement of repair of the Premises and following 10 days written notice to Landlord, may terminate this Lease effective 30 days after delivery of such notice to Landlord. Such termination shall not excuse the performance by Tenant of those covenants which under the terms hereof survive termination. Rent shall be abated in proportion to the degree of interference during the period that there is such substantial interference with the conduct of Tenant's business at the Premises. Abatement of rent and Tenant's right of termination pursuant to this provision shall be Tenant's sole remedy for failure of Landlord to keep in good order, condition and repair the foundations and exterior walls of the Building, Building roof, utility systems outside the Building, the Common Areas and HVAC.

     9.2  Damage Caused by Tenant. Tenant's termination rights under Paragraph
          -----------------------
9.1 shall not apply if the damage to the Premises or Building is the result of any act or omission of Tenant or of any of Tenant's agents, employees, customers, invitees or contractors ("Tenant Acts"). Any damage resulting from a Tenant Act shall be promptly repaired by Tenant. Landlord at its option may at Tenant's expense repair any damage caused by Tenant Acts. Tenant shall continue to pay all rent and other sums due hereunder and shall be liable to Landlord for all damages that Landlord may sustain resulting from a Tenant Act.

10.  Real Property Taxes.

     10.1 Payment of Real Property Taxes. Landlord shall pay the Real Property
          ------------------------------
Taxes due and payable during the term of this Lease and, except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Operating Expenses in accordance with the provisions of Paragraph 4.2.

     10.2 Real Property Tax Definition. As used herein, the term "Real Property
          ----------------------------
Taxes" is any form of tax or assessment, general, special, ordinary or extraordinary, imposed or levied upon (a) the Industrial Center, (b) any interest of Landlord in the Industrial Center, (c) Landlord's right to rent or other income from the Industrial Center, and/or (d) Landlord's business of leasing the Premises. Real Property Taxes include (i) any license fee, commercial rental tax, excise tax, improvement bond or bonds, levy or tax; (ii) any tax or charge which replaces or is in addition to any of such above-described "Real Property Taxes" and (iii) any fees, expenses or costs (including attorney's fees, expert fees and the like) incurred by Landlord in protesting or contesting any assessments levied or any tax rate. The term "Real Property Taxes" shall also include any increase resulting from a change in the ownership of the Industrial Center or Building, or the improvements thereon, the execution of this Lease or any modification, amendment or transfer thereof. Real Property Taxes for tax years commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date of Expiration Date.

     10.3 Joint Assessment. If the Building is not separately assessed, Real
          ----------------
Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed.

     10.4 Tenant's Property Taxes. Tenant shall pay prior to delinquency all
          -----------------------
taxes assessed against and levied upon Tenant's improvements, fixtures, furnishings, equipment and all personal property of Tenant contained in the Premises or stored within the Industrial Center.

11. Utilities. Tenant shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. For any such utilities and services that are not billed or metered separately to Tenant, including without limitation, water, Tenant shall pay to Landlord, as Additional Rent, without prior notice or demand, on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services ("Utility Expenses"). If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense.

12.  Assignment and Subletting.

     12.1 Landlord's Consent Required.
          ---------------------------

          (a) Tenant shall not assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent which consent shall not be unreasonably withheld. Relevant criteria in determining reasonability of consent include, but are not limited to, credit history of a proposed assignee or sublessee, references from prior landlords, any change or intensification of use of the Premises or the Common Areas and any limitations imposed by the Internal Revenue Code and the Regulations promulgated thereunder relating to Real Estate Investment Trusts. Assignment or sublet shall not release Tenant from its obligations hereunder. Tenant shall not (i) sublet or assign or enter into other arrangements such that the amounts to be paid by the sublessee or assignee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the sublessee or assignee; (ii) sublet the Premises or assign this Lease to any person in which Landlord owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Internal Revenue Code (the "Code"); or (iii) sublet the Premises or assign this Lease in any other manner which could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c)(2) of the Code. The requirements of this Section 12.1 shall apply to any further subleasing by any subtenant.

          (b) A change in the control of Tenant shall constitute an assignment requiring Landlord's consent. The transfer, on a cumulative basis, of 25% or more of the voting or management control of Tenant shall constitute a change in control for this purpose.

     12.2 Lease Termination. If, as of the effective date of any permitted
          -----------------
assignment or subletting the then remaining term of this Lease is less than three (3) years, Landlord may terminate the Lease as of the date of assignment or subletting subject to the performance by Tenant of those covenants which under the terms hereof survive termination.

     12.3 Excess Consideration. In the event of any assignment or sublease,
          --------------------
Landlord shall receive as additional rent hereunder fifty percent (50%) of Tenant's "Excess Consideration" derived from such assignment or sublease. If
          --------------------
Tenant shall elect to assign or sublet, Tenant shall use reasonable and good faith efforts to secure consideration from any such assignee or subtenant which would be generally equivalent to then-current market rent, but in no event shall Tenant's monetary obligations to Landlord, as set forth in this Lease, be reduced. In the event of a sublease, "Excess Consideration" shall mean all rent,
                                      --------------------
additional rent or other consideration actually received by Tenant from such subtenant and/or actually paid by such subtenant on behalf of Tenant in connection with the subletting in excess of the rent, additional rent and other sums payable by Tenant under this Lease during the term of the sublease on a per square foot basis if less than all of the Premises is subleased, less marketing costs, attorneys' fees and brokerage commissions, if any, reasonably incurred by Tenant to procure the sublease, and the cost of any alterations made by Tenant specifically for the benefit of such subtenant. In the event of an assignment, "Excess Consideration" shall mean key money, bonus money or other consideration
 --------------------
paid by the assignee to Tenant in connection with such assignment, and any payment in excess of fair market value for services rendered by Tenant to assignee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to assignee in connection with such assignment, less marketing costs, attorneys' fees and brokerage commissions, if any, reasonably incurred by Tenant to procure the assignment, and the cost of any alterations made by Tenant specifically for the benefit of such assignee. If part of the Excess Consideration shall be payable by the assignee or subtenant other than in case, then Landlord's share of such non-cash consideration shall be in such form as is reasonably satisfactory to Landlord.

13.  Default; Remedies.

     13.1 Default. The occurrence of any one of the following events shall
          -------
constitute an event of default on the part of Tenant ("Default"):

          (a) The abandonment of the Premises by Tenant;

          (b) Failure to pay any installment of Base Rent, Additional Rent or any other monies due and payable hereunder, said failure continuing for a period of 3 days after the same is due;

          (c) A general assignment by Tenant or any guarantor for the benefit of creditors;

          (d) The filing of a voluntary petition in bankruptcy by Tenant or any guarantor, the filing of a voluntary petition for an arrangement, the filing of a petition, voluntary or involuntary, for reorganization, or the filing of an involuntary petition by Tenant's creditors or guarantors;

          (e) Receivership, attachment, of other judicial seizure of the Premises or all or substantially all of Tenant's assets on the Premises;

          (f) Failure of Tenant to maintain insurance as required by Paragraph 8.2;

          (g) Any breach by Tenant of its covenants under Paragraph 6.2;

          (h) Failure in the performance of any of Tenant's covenants, agreements or obligations hereunder (except those failures specified as events of Default in other Paragraphs of this Paragraph 13.1 which shall be governed by such other Paragraphs), which failure continues for 10 days after written notice thereof from Landlord to Tenant provided that, if Tenant has exercised reasonable diligence to cure such failure and such failure cannot be cured within such 10 day period despite reasonable diligence, Tenant shall not be in default under this subparagraph unless Tenant fails thereafter diligently and continuously to prosecute the cure to completion;

          (i) Any transfer of a substantial portion of the assets of Tenant, or any incurrence of a material obligation by Tenant, unless such transfer or obligation is undertaken or incurred in the ordinary course of Tenants business or in good faith for equivalent consideration, or with Landlord's consent; and

          (j) The default of any guarantors of Tenant's obligations hereunder under any guaranty of this Lease, or the attempted repudiation or revocation of any such guaranty.

     13.2 Remedies. In the event of any Default by Tenant, Landlord shall have
          --------
the remedies set forth in the Addendum attached hereto entitled "Landlord's Remedies in Event of Tenant Default".

     13.3 Late Charges. Tenant hereby acknowledges that late payment by Tenant
          ------------
to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, if any installment of rent or other sum due from Tenant shall not be received by Landlord or Landlord's designee within 5 days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to 5% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's Default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the Premises, or more than 25% of the portion of the Common Areas designated for Tenant's parking, is taken by condemnation, Tenant may, at Tenant's option, to be exercised in writing within 10 days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, provided, however, that Tenant shall be entitled to any compensation, separately awarded to Tenant for Tenant's relocation expenses and/or loss of Tenants trade fixtures. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall to the extent of its net severance damages in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Tenant shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.  Estoppel Certificate and Financial Statements.

     15.1 Estoppel Certificate. Each party (herein referred to as "Responding
          --------------------
Party") shall within 10 days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party, to the extent it can truthfully do so, an estoppel certificate in the form attached hereto, plus such additional information, confirmation a/or statements as be reasonably requested by the Requesting Party.

     15.2 Financial Statement. If Landlord desires to finance, refinance, or
          -------------------
sell the Building, Industrial Center or any part thereof, Tenant and all Guarantors shall deliver to any potential lender or purchaser designated by Landlord such financial statements of Tenant and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Tenant's financial statements for the past 3 years. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

16.  Additional Covenants and Provisions.

     16.1 Severability. The invalidity of any provision of this Lease, as
          ------------
determined by a court of competent jurisdiction, shall not affect the validity of any other provision hereof.

     16.2 Interest on Past-Due Obligations. Any monetary payment due Landlord
          --------------------------------
hereunder not received by Landlord within 10 days following the date on which it was due shall bear interest from the date due at 11% per annum, but not exceeding the maximum rate allowed by law in addition to the late charge provided for in Paragraph 13.3.

     16.3 Time of Essence. Time is of the essence with respect to the
          ---------------
performance of all obligations to be performed or observed by the Parties under this Lease.

     16.4 Landlord Liability. Tenant, its successors and assigns, shall not
          ------------------
assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Industrial Center. Tenant agrees to look solely to such interest for the satisfaction of any liability or claim against Landlord under this Lease. In no event whatsoever shall Landlord (which term shall include, without limitation, any general or limited partner, trustees, beneficiaries, officers, directors, or stockholders of Landlord) ever be personally liable for any such liability.

     16.5 No Prior or Other Agreements. This Lease contains all agreements
          ----------------------------
between the Parties with respect to any matter mentioned herein, and supersedes all oral, written prior or contemporaneous agreements or understandings.

     16.6 Notice Requirements. All notices required or permitted by this Lease
          -------------------
shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in the Paragraph 16.6. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Tenant's taking possessing of the Premises, the Premises shall constitute Tenant's address for the purpose of mailing or delivering notices to Tenant. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by written notice to Tenant.

     16.7 Date of Notice. Any notice sent by registered or certified mail,
          --------------
return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given 48 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via hand or overnight delivery or certified mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

     16.8 Waivers. No waiver by Landlord of a Default by Tenant shall be deemed
          -------
a waiver of any other term, covenant or condition hereof, or of any subsequent Default by Tenant of the same or any other term, covenant or condition hereof.

     16.9 Holdover. Tenant has no right to retain possession of the Premises or
          --------
any part thereof beyond the expiration or earlier termination of this Lease. If Tenant holds over with the consent of Landlord: (i) the Base Rent payable shall be increased to 150% of the Base Rent applicable during the month immediately preceding such expiration or earlier termination; (ii) Tenant's right to possession shall terminate on 30 days notice from Landlord and (iii) all other terms and conditions of this Lease shall continue to apply. Nothing contained herein shall be construed as a consent by Landlord to any holding over by Tenant. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, demands, actions, losses, damages, obligations, costs and expenses, including, without limitation, attorneys' fees incurred or suffered by Landlord by reason of Tenant's failure to surrender the Premises on the expiration or earlier termination of this Lease in accordance with the provisions of this Lease.

     16.10  Cumulative Remedies. No remedy or election hereunder shall be deemed
            -------------------
exclusive but shall, wherever possible, be cumulative with all other remedies in law or in equity.

     16.11  Binding Effect: Choice of Law. This Lease shall be binding upon the
            -----------------------------
Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

     16.12  Landlord. The covenants and obligations contained in this Lease on
            --------
the part of Landlord are binding on Landlord, its successors and assigns, only during and in respect of their respective period of ownership of such interest in the Industrial Center. In the event of any transfer or transfers of such title to the Industrial Center, Landlord (and in case of any subsequent transfers or conveyances, the then grantor) shall be concurrently freed and relieved from and after the date of such transfer or conveyance, without any further instrument or agreement, of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed.

     16.13  Attorneys' Fees and Other Costs. If any Party brings an action or
            -------------------------------
proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding shall be entitled to reasonable attorneys' fees. The term "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought. Landlord shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting breach. Tenant shall reimburse Landlord on demand for all reasonable legal, engineering and other professional services expenses incurred by Landlord in connection with all requests by Tenant for consent or approval hereunder.

     16.14  Landlord's Access; Showing Premises; Repairs. Landlord and
            --------------------------------------------
Landlord's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon reasonable notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Landlord may reasonably deem necessary. Landlord may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Landlord may at any time during the last 180 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Landlord shall be without abatement of rent or liability to Tenant.

     16.15  Signs. Tenant shall not place any signs at or upon the exterior of
            -----
the Premises or the Building, except that Tenant may, with Landlord's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Tenant's own business so long as such signs are in a location designated by Landlord and comply with sign ordinances and the signage criteria established for the Industrial Center by Landlord.

     16.16  Termination: Merger. Unless specifically stated otherwise in writing
            -------------------
by Landlord, the voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof, or a termination hereof by Landlord for Default by Tenant, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Landlord shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Landlord's failure within 10 days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Landlord's election to have such event constitute the termination of such interest.

     16.17  Quiet Possession. Upon payment by Tenant of the Base Rent and
            ----------------
Additional Rent for the Premises and the performance of all of the covenants, conditions and provisions on Tenant's part to be observed and performed under this Lease, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

     16.18  Subordination; Attornment; Non-Disturbance.
            -------------------------------------------

            (a) Subordination. This Lease shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or mortgage (collectively, "Mortgage") now or hereafter placed by Landlord upon the real property of which the Premises are a part, to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees that any person holding any Mortgage shall have no duty, liability or obligation to perform any of the obligations of Landlord under this Lease. In the event of Landlord's default with respect to any such obligation, Tenant will give any Lender, whose name and address have previously in writing been furnished Tenant, notice of a default by Landlord. Tenant may not exercise any remedies for default by Landlord unless and until Landlord and the Lender shall have received written notice of such default and a reasonable time (not less than 90 days) shall thereafter have elapsed without the default having been cured. If any Lender shall elect to have this Lease superior to the lien of its Mortgage and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such Mortgage. The provisions of a Mortgage relating to the disposition of condemnation and insurance proceeds shall prevail over any contrary provisions contained in this Lease.

            (b) Attornment. Subject to the non-disturbance provisions of subparagraph C of this Paragraph 16.18, Tenant agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Mortgage. In the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior landlord or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Tenant might have against any prior Landlord, or (iii) be liable for security deposits or be bound by prepayment of more than one month's rent.

            (c) Non-Disturbance. With respect to Mortgage entered into by Landlord after the execution of this Lease, Tenant's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Mortgage holder that Tenant's possession and this Lease will not be disturbed so long as Tenant is not in default and attorns to the record owner of the Premises.

            (d)  Self-Executing. The agreements contained in this Paragraph
16.18 shall be effective without
the execution of any further documents; provided, however, that upon written request from Landlord or a Lender in connection with a sale, financing or refinancing of Premises, Tenant and Landlord shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein. Landlord is hereby irrevocably vested with full power to subordinate this Lease to a Mortgage.

     16.19  Rules and Regulations. Tenant agrees that it will abide by, and to
            ---------------------
cause its employees, suppliers, shippers, customers, tenants, contractors and invitees to abide by all the rules and regulations attached hereto as Exhibit C ("Rules and Regulations") which Landlord may change from time to time for the management, safety, care, and cleanliness of the Common Areas, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees. Landlord shall not be responsible to Tenant for the non-compliance with said Rules and Regulations by other tenants of the Industrial Center.

     16.20  Security Measures. Tenant acknowledges that the rental payable to
            -----------------
Landlord hereunder does not include the cost of guard service or other security measures. Landlord has no obligations to provide same. Tenant assumes all responsibility for the protection of the Premises, Tenant, its agents and invitees and their property from the acts of third parties.

     16.21  Reservations. Landlord reserves the right to grant such easements
            ------------
that Landlord deems necessary and to cause the recordation of parcel maps, so long as such easements and maps do not reasonably interfere with the use of the Premises by Tenant. Tenant agrees to sign any documents reasonable requested by Landlord to effectuate any such easements or maps.

     16.22  Conflict. Any conflict between the printed provisions of this Lease
            --------
and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

     16.23  Offer. Preparation of this Lease by either Landlord or Tenant or
            -----
Landlord's agent or Tenant's agent and submission of same to Tenant or Landlord shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

     16.24  Amendments. This Lease may be modified only in writing, signed by
            ----------
the parties in interest at the time of the modification.

     16.25  Multiple Parties. Except as otherwise expressly provided herein, if
            ----------------
more than one person or entity is named herein as Tenant, the obligations of such persons shall be the joint and several responsibility of all persons or entities named herein as such Tenant.

     16.26  Authority. Each person signing on behalf of Landlord or Tenant
            ---------
warrants and represents that she or is authorized to execute and deliver this Lease and to make it a binding obligation of Landlord or Tenant.

            The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Landlord:                                              Tenant:

AMB PROPERTY, L.P.,                                    COST-U-LESS, INC.,
a Delaware limited partnership                         a Washington corporation

By: AMB PROPERTY CORPORATION,
    a Maryland corporation, its general partner


    By:  /s/ John L. Rossi                             By:  /s/ Roy Sorensen
         ----------------------------------               --------------------------------------------
         John L. Rossi                                    Roy Sorensen

    Its: Vice President                                Its: Vice President/Secretary

Telephone: (415) 394-9000                              Telephone: (425) 644-4241 Ext. 54

Facsimile: (415) 394-9001                              Facsimile: (425) 641-3383

Executed at: SF, CA                                    Executed at: 12410 32/nd/ St. Bellevue, WA
            -------------------------------                        -----------------------------------

on: 12/2/99                                            on: 11/16/99
    ---------------------------------------                -------------------------------------------

Landlord's Address:                                    Tenant's Address:

505 Montgomery Street, 5/th /Floor                     12410 SE 32/nd/ Street
San Francisco, CA 94111                                Bellevue, Washington 98005

With a copy to:

Legacy Partners Commercial, Inc.
101 Lincoln Center Drive/4/th/ Floor
Foster City, California 94404
Attention: Williams/Burroughs
Phone: (650) 571-2200
FAX:   (650) 571-2211

                                   Exhibit A
                              Diagram of Premises



                              (IMAGE OF PREMISES)

                                   Exhibit B
                         Commencement Date Memorandum


     LANDLORD:           AMB PROPERTY, L.P., a Delaware limited partnership

     TENANT:             COST-U-LESS, INC., a Washington corporation

     LEASE DATE:         November 12, 1999

     PREMISES:           2055 Burroughs Avenue
                         San Leandro, California 94577


     Tenant hereby accepts the Premises as being in the condition required under the Lease.
     The Commencement Date of the Lease is ________________,________.
     The Expiration Date of the Lease is ________________,_______.

Landlord:                                              Tenant:
AMB PROPERTY, L.P.,                                    COST-U-LESS, INC.,
a Delaware limited partnership                         a Washington corporation

By:  AMB PROPERTY CORPORATION,

     a Maryland corporation, its general partner


     By:__________________________                     By:____________________________________
        John L. Rossi                                     J. Jeffrey Meder

     Its: Vice President                               Its: President and Chief Executive Officer

Telephone: (415) 394-9000                              Telephone: (425) 644-4241 Ext. 54

Facsimile: (415) 394-9001                              Facsimile: (425) 641-3383

Executed at:______________________                     Executed at:___________________________

on:_______________________________                     on:____________________________________

                                   Exhibit C
                              Rules & Regulations

1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2. Tenant shall not regularly park motor vehicles in designated parking areas after the conclusion of normal daily business activity.

3. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord.

4. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, the Building or the Industrial Center.

5. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Landlord.

6. Tenant agrees not to make any duplicate keys without the prior consent of Landlord.

7. Tenant shall not disturb, solicit or canvas any occupant of the Building or Industrial Center and shall cooperate to prevent same.

8.   No person shall go on the roof without Landlord's permission.

9. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

10. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

11. Tractor trailers which must be unhooked or parked with doily wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Industrial Center or on streets adjacent thereto.

12. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

13. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

14. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort in or around the Premises, the Building, the Industrial Center or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

15. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Industrial Center or any of the Common Areas of the foregoing.

16. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Industrial Center, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the premises or in the Common Areas of the Industrial Center.

                                   Exhibit D
         Tenant Move-in and Lease Renewal Environmental Questionnaire
                   for Commercial and Industrial Properties

                       Property Name: Williams/Burroughs

       Property Address: 2055 Burroughs Avenue, San Leandro, California

                Exhibit D to the Lease Dated November 12, 1999
                                    Between
                  COST-U-LESS, INC., a Washington corporation
                                  ("Tenant")
                                      and

              AMB PROPERTY, L.P., a Delaware limited partnership
                                 ("Landlord")

Instructions: The following questionnaire is to be completed by the Tenant Representative with knowledge of the planned/existing operations for the specified building/location. A copy of the completed form must be attached to all new leases and renewals, and forwarded to the Owner's Risk Management Department. Please print dearly and attach additional sheets as necessary.

1.0  Process Information

Describe planned use (new Lease) or existing operations (lease renewal), and include brief description of manufacturing processes employed.

     General Merchandise Warehouse
--------------------------------------------------------------------------------
________________________________________________________________________________
________________________________________________________________________________

2.0  Hazardous Materials

     2.1  Are any of the following materials handled on the property? Yes___
          No  X
              -
          (A material is handled if it is used, generated, processed, produced, packaged, treated, stored, emitted, discharged, or disposed.) If so, complete this section. If this question is not applicable, skip this section and go on to Section 5.0.

          [_] Explosives            [_] Fuels        [_] Oils
          [_] Solvents              [_] Oxidizers    [_] Organics/lnorganics
          [_] Acids                 [_] Bases        [_] Pesticides
          [_] Gases                 [_] PCBs         [_] Radioactive Materials
          [_]Other (please specify)

     2.2 If any of the groups of materials checked in Section 2.1, please list the specific material(s), use(s), and quantity of each chemical used or stored on the site in the Table below. If convenient, you may substitute a chemical inventory and list the uses of each of the chemicals in each category separately.

--------------------------------------------------------------------------------------------------
            Material      Physical State     Usage   Container    Number of        Total
                          (Solid, Liquid,              Size       Containers      quantity
                              or Gas)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

     2.3 Describe the planned storage area location(s) for these materials. Please include site maps and drawings as appropriate.

          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

3.0  Hazardous Wastes

     Are hazardous wastes generated?                       Yes    No  X
                                                                      -

     If yes, continue with the next question. If not, skip this section and go to Section 4.0.

     3.1 Are any of the following wastes generated, handled, or disposed of (where applicable) on the property?

           [_] Hazardous wastes                  [_] Industrial Wastewater
           [_] Waste oils                        [_] PCBs
           [_] Air emissions                     [_] Sludges
           [_] Regulated Wastes                  [_] Other (please specify)

     3.2 List and quantify the materials identified in Question 3-1 of this section.

          ________________________________________________________________________________________________________
          Waste Generated         RCRA listed    Source        Approximate             Waste           Disposition
                                    Waste?                  Monthly Quantity      Characterization
          ________________________________________________________________________________________________________
          ________________________________________________________________________________________________________
          ________________________________________________________________________________________________________
          ________________________________________________________________________________________________________
          ________________________________________________________________________________________________________

     3.3 Please include name, location, and permit number (e.g. EPA ID No.) for transporter and disposal facility, if applicable). Attach separate pages as necessary.

          ________________________________________________________________________________________________________
          Transporter/Disposal    Facility Location      Transporter (T) or         Permit Number
             Facility Name                              Disposal (D) Facility
          ________________________________________________________________________________________________________
          ________________________________________________________________________________________________________
          ________________________________________________________________________________________________________
          ________________________________________________________________________________________________________

     3.4 Are pollution controls or monitoring employed in the process to prevent or minimize the release of wastes into the
          environment?                                            Yes____ No  X
                                                                             ---
          If so, please describe.

          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

4.0  USTS/ASTS

     4.1  Are underground storage tanks (USTs), aboveground storage tanks
          (ASTs), or associated pipelines used for the storage of petroleum products, chemicals, or liquid wastes present on site (lease renewals) or required for planned operations (new tenants)?
                                                               Yes ____  No  X
                                                                            ---

          If not, continue with section 5.0. If yes, please describe capacity, contents, age, type of the USTs or ASTs, as well any associated leak detection / spill prevention measures. Please attach additional pages if necessary.

          ________________________________________________________________________________________________________
              Capacity       Contents          Year          Type (Steel,         Associated Leak
                                             Installed     Fiberglass, etc)      Detection / Spill
                                                                                Prevention Measures*
          ________________________________________________________________________________________________________
          ________________________________________________________________________________________________________
          ________________________________________________________________________________________________________
          ________________________________________________________________________________________________________

          *Note: The following are examples of leak detection / spill prevention measures:

          Integrity testing                   Inventory reconciliation      Leak detection system
          Overfill spill protection           Secondary containment         Cathodic protection

     4.2 Please provide copies of written tank integrity test results and/or monitoring documentation, if available.

     4.3 Is the UST/AST registered and permitted with the appropriate regulatory agencies?
                                                       Yes ____   No ____

          If so, please attach a copy of the required permits.

     4.4 If this Questionnaire is being completed for a lease renewal, and if any of the USTs/ASTs have leaked, please state the substance released, the media(s) impacted (e.g., soil, water, asphalt, etc.), the actions taken, and all remedial responses to the incident.

          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     4.5  If this Questionnaire is being completed for a lease renewal, have
          USTs/ASTs been removed from the property?       Yes____   No____
          If yes, please provide any official closure letters or reports and supporting documentation (e.g., analytical test results, remediation report results, etc.).

     4.6  For Lease renewals, are there any above or below ground pipelines on
          site used to transfer chemicals or wastes?            Yes ____ No ____

          For new tenants, are installations of this type required for the
          planned operations?                                   Yes ____ No ____

          If yes to either question, please describe.

          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

5.0  Asbestos Containing Building Materials

     Please be advised that this property participates in an Asbestos Operations and Maintenance Program, and that an asbestos survey may have been performed at the Property. If provided, please review the information that identifies the locations of known asbestos containing material or presumed asbestos containing material. All personnel and appropriate subcontractors should be notified of the presence of these materials, and informed not to disturb these materials. Any activity that involves the disturbance or removal of these materials must be done by an appropriately trained individual/contractor.

6.0  Regulatory

     6.1 For Lease Renewals, are there any past, current, or pending regulatory actions by federal, state, or local environmental agencies alleging noncompliance with regulations?
                                                                Yes ____ No ____
          If so, please describe.

          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________


     6.2 For lease renewals, are there any past, current, or pending lawsuits or administrative proceedings for alleged environmental damages involving the property, you, or any owner or tenant of the property?
                                                                Yes ____ No ____
          If so, please describe.

          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     6.3  Does the operation have or require a National Pollutant Discharge
          Elimination System (NPDES),or equivalent permit?      Yes ____ No  X
                                                                            ---
          If so, please attach a copy of this permit.

          For Lease renewals, have there been any complaints from the surrounding community regarding facility operations?
                                                                Yes ____ No ____

          Have there been any worker complaints or regulatory investigations regarding hazardous material exposure at the facility?
                                                                Yes ____ No ____

          If so, please describe status and any corrective actions taken. Please attach additional pages as necessary.
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

     6.4  Has a Hazardous Materials Business Plan been developed for the site?
                                                                Yes ____ No  X
                                                                            ---
          If so, please attach a copy.

Certification

I am familiar with the real property described in this questionnaire. By signing below, I represent and warrant that the answers to the above questions are complete and accurate to the best of my knowledge. I also understand that the Owner will rely on the completeness and accuracy of my answers in assessing any environmental liability risks associated with the property.

                              Signature: /s/ James F. Arcuri
                                        ---------------------------------------

                              Name: James F. Arcuri
                                   --------------------------------------------

                              Title: Vice President Real Estate/Construction
                                    -------------------------------------------

                              Date: 11/15/99
                                   --------------------------------------------

                              Telephone: 425-644
                                        ---------------------------------------

Please provide a copy of the completed questionnaire to:

Mr. Steve Campbell
AMB Property, L.P.
505 Montgomery Street, Fifth Floor
San Francisco, CA 94111

                                   Exhibit E
                           Construction Obligations

This exhibit, entitled "Tenant Improvements", is and shall constitute Exhibit E
                                                                      ---------
to that certain Lease Agreement dated November 12, 1999 (the "Lease"), by and between AMB PROPERTY, L.P., a Delaware limited partnership, ("Landlord"), and COST-U-LESS, INC., a Washington corporation, ("Tenant"), for the leasing of certain premises located at 2055 Burroughs Avenue, San Leandro, California (the "Premises"). The terms, conditions and provisions of this Exhibit E are hereby
                                                          ---------
incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1.   Tenant Improvements. Subject to the conditions set forth below, Landlord
     -------------------
agrees to construct and install certain improvements ("Tenant Improvements") in the Building of which the Premises are a part in accordance with the Approved Final Drawings (defined below) and pursuant to the terms of this Exhibit E.
                                                                 ---------

2.   Definition. "Tenant Improvements" as used in this Lease shall include only
     ----------
those interior improvements to be made to the Premises as specified in the Approved Final Drawings (defined below) and agreed to by Tenant and Landlord in accordance with the provisions hereof. "Tenant Improvements" shall specifically not include (i) any alterations, additions or improvements installed or constructed by Tenant, (ii) any of Tenant's trade fixtures, racking, security equipment, equipment, furniture, furnishings, telephone and/or data equipment, telephone and/or data lines or other personal property, and (iii) any supplemental fire protection improvements or equipment, including without limitation, in-rack fire sprinklers, hose racks, reels, smoke vents, and draft curtains (collectively, "Tenant's Installations").

3.   Tenant's Initial Plans; the Work. Tenant desires Landlord to perform
     --------------------------------
certain Tenant Improvements in the Premises. The Tenant Improvements shall be in substantial accordance with the plan(s) and scope of work (collectively, the "Initial Plans") which will be prepared by Legacy Partners C.D.S., Inc. after the parties meet and confer to agree upon a scope of work immediately after execution of this Lease. Within fifteen (15) business days from the date Landlord and Tenant meet to discuss the scope of work, Landlord shall deliver to Tenant the Initial Plans. A copy of the Initial Plans shall be attached hereto as Schedule 1, as soon as practicable thereafter. Such work, as shown in the
   ----------
Initial Plans and as more fully detailed in the Approved Final Drawings (as defined and described in Section 4 below), shall be hereinafter referred to as the "Work". Not later than five (5) days after the Initial Plans are prepared and delivered to Tenant, Tenant or Tenant's Representatives shall furnish to Landlord such additional plans, drawings, specifications and finish details as Landlord may reasonably request to enable Landlord's architects and engineers, as applicable, to prepare mechanical, electrical and plumbing plans and to prepare the Final Drawings, including, but not limited to, a final telephone layout and special electrical connections, if any. All plans, drawings, specifications and other details describing the Work which have been, or are hereafter, furnished by or on behalf of Tenant shall be subject to Landlord's approval, which approval shall not be unreasonably withheld. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Change Request (hereafter defined in Section 11 below) because, in Landlord's reasonable opinion, the work as described in any such item, or any Change Request, as the case may be (a) is likely to adversely affect Building systems, the structure of the Building or the safety of the Building or its occupants; (b) might impair Landlord's ability to furnish services to Tenant or other tenants in the Building; (c) would increase the cost of operating the Building or the Park; (d) would violate any applicable governmental, administrative body's or agencies' laws, rules, regulations, ordinances, codes or similar requirements (or interpretations thereof); (e) contains or uses Hazardous Materials; (f) would adversely affect the appearance of the Building or the Park; (g) might adversely affect another tenant's premises or such other tenant's use and enjoyment of such premises; (h) is prohibited by any ground lease affecting the Building, the Lot and/or the Park, any Recorded Matters or any mortgage, trust deed or other instrument encumbering the Building, the Lot and/or the Park; (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work; (j) is not, at a minimum, in accordance with Landlord's Building Standards (defined below); or (k) would increase the Tenant Improvement Costs (defined in Section 9 below) by more than ten percent (10%) from the cost originally estimated and anticipated by the parties. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Work or the Initial Plans or any other plans, specifications, drawings or other items associated with the Work nor Landlord's performance, supervision or monitoring of the Work shall constitute any warranty or covenant by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Premises. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Work and the Approved Final Drawings are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises and Tenant's use of the Premises.

4.   Final Drawings and Approved Final Drawings. If necessary for the
     ------------------------------------------
performance of the Work, and to the extent not already included as part of the Initial Plans attached hereto, Landlord shall prepare or cause to be prepared final working drawings and specifications for the Work (the "Final Drawings") based on and consistent with the Initial Plans and the other plans, specifications, drawings, finish details or other information furnished by Tenant or Tenant's Representatives to Landlord and approved by Landlord pursuant to Section 3 above. Tenant shall cooperate diligently with Landlord and Landlord's architect, engineer and other representatives and Tenant shall furnish within five (5) days after any request therefor, all information required by Landlord or Landlord's architect, engineer or other representatives for completion of the Final Drawings. So long as the Final Drawings are substantially consistent with the Initial Plans, Tenant shall approve the Final Drawings within five (5) days after receipt of same from Landlord. Tenant's failure to approve or disapprove such Final Drawings within the foregoing five
(5) day time period, shall be conclusively deemed to be approval of same by Tenant. If Tenant reasonably disapproves of any matters included in the Final Drawings because such items are not substantially consistent with the Initial Plans, Tenant shall, within the aforementioned five (5) day period, deliver to Landlord written notice of its disapproval and Tenant shall specify in such written notice, in sufficient detail as Landlord may reasonably require, the matters disapproved, the reasons for such disapproval, and the specific changes or revisions necessary to be made to the Final Drawings to cause such drawings to substantially conform to the Initial Plans. Any additional costs associated with such requested changes or revisions shall be included as part of the Tenant Improvement Costs (defined below). The foregoing procedure shall be followed by the parties until the Final Drawings are acceptable to both Landlord and Tenant. Landlord and Tenant shall indicate their approval of the Final Drawings by initialing each sheet of the Final Drawings and delivering to one another a true and complete copy of such initialed Final Drawings (the "Approved Final Drawings"). A true and complete copy of the Approved Final Drawings shall be attached to the Lease as Exhibit E-1 and shall be made a part thereof. Any
                         -----------
changes or revisions to the Approved Final Drawings requested by Tenant must first be approved by Landlord, which approval shall not be unreasonably withheld, subject to the provisions of Section 3 above. If Landlord approves such requested changes or revisions, Landlord shall cause the Approved Final Drawings to be revised accordingly and Landlord and Tenant shall initial each sheet of the Approved Final Drawings as revised and replace and attach a true and complete copy thereof to the Lease as Exhibit E-1.
                                                                    -----------
Landlord and Tenant hereby covenant to each other to cooperate with each other and to act reasonably in the preparation and approval of the Final Drawings and the Approved Final Drawings.

5.   Performance of Work. As soon as practicable after Tenant and Landlord
     -------------------
initial and attach to the Lease as Exhibit E-1 a true and complete copy of the
                                   -----------
Approved Final Drawings, Landlord shall submit the Approved Final Drawings to the governmental authorities having rights of approval over the Work and shall apply for the necessary approvals and building permits. Subject to the satisfaction of all conditions precedent and subsequent to its obligations under this Exhibit E, and further subject to the provisions of Section 10 hereof, as
     ---------
soon as practicable after Landlord or its representatives have received all necessary approvals and building permits, Landlord will put the Approved Final Drawings out for bid to several licensed, bonded and insured general contractors. The Tenant Improvements shall be constructed by a general contractor selected by Landlord (the "General Contractor"). Landlord shall commence construction, or cause the commencement of construction by the General Contractor, of the Tenant Improvements, as soon as practicable alter selection of the General Contractor. Except as hereinafter expressly provided to the contrary, Landlord shall cause the performance of the Work using (except as may be stated or otherwise shown in the Approved Final Drawings) building standard materials, quantities and procedures then in use by Landlord ("Building Standards").

6.   Substantial Completion. Landlord and Tenant shall cause the General
     ----------------------
Contractor to Substantially Complete (defined below) the Tenant Improvements in accordance with the Approved Final Drawings by the Commencement Date of the Lease as set forth in Section 2 of the Lease (the "Completion Date"), subject to delays due to (a) acts or events beyond its control including, but not limited to, acts of God, earthquakes, strikes, lockouts, boycotts, casualties, discontinuance of any utility or other service required for performance of the Work, moratoriums, governmental agencies, delays on the part of governmental agencies and weather, (b) the lack of availability or shortage of specialized materials used in the construction of the Tenant Improvements, (c) any matters beyond the control of Landlord, the General Contractor or any subcontractors,
(d) any changes required by the fire department, building and/or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant improvements (except to the extent such changes are directly attributable to Tenant's use or Tenant's specialized tenant improvements, in which event such delays are considered Tenant Delays) (the events and matters set forth in Subsections (a), (b), (c) and (d) are collectively referred to as "Force Majeure Delays"), or (e) any Tenant Delays (defined in Section 7 below). The Tenant Improvements shall be deemed substantially complete on the date that the General Contractor issues to Landlord a notice of substantial completion, or the date that the building officials of the applicable governmental agency(s) issues its final approval of the construction of the Tenant Improvements whether in the form of the issuance of a final permit, certificate of occupancy or the written approval evidencing its final inspection on the building permit(s), or the date on which Tenant first takes occupancy of the Premises, whichever first occurs ("Substantial Completion", or "Substantially Completed", or "Substantially Complete"). Tenant hereby acknowledges and agrees that the term "Substantial Completion" of the Tenant improvements as used herein will not include the completion of any work
                                        ---
associated with Tenant's installations, including without limitation, Tenant's high-pile storage requirements, Tenant's racking systems, and work related to any requirements of governmental and regulatory agencies with respect to any of Tenant's installations. If the Work is not deemed to be Substantially Completed on or before the scheduled Completion Date, (i) Landlord agrees to use reasonable efforts to Substantially Complete the Work as soon as practicable thereafter, (ii) the Lease shall remain in full force and effect, (iii) Landlord shall not be deemed to be in breach or default of the Lease or this Exhibit E as
                                                                    ---------
a result thereof and Landlord shall have no liability to Tenant as a result of any delay in occupancy (whether for damages, abatement of all or any portion of the Rent, or otherwise), and (iv) except in the event of any Tenant Delays, which will not affect the Commencement Date but will extend the Completion Date without any penalty or liability to Landlord, and notwithstanding anything to the contrary contained in the Lease, the Commencement Date and the Expiration Date of the term of the Lease (as defined in Section 2 of the Lease) shall be extended commensurately by the amount of time attributable to such Force Majeure Delays, and Landlord and Tenant shall execute a written amendment to the Lease evidencing such extensions of time, substantially in the form of Exhibit F to
                                                                 ---------
the Lease. Subject to the provisions of Section 10.2 of the Lease, the Tenant Improvements shall belong to Landlord and shall be deemed to be incorporated into the Premises for all purposes of the Lease, unless Landlord, in writing, indicates otherwise to Tenant.

7.   Tenant Delays. There shall be no extension of the scheduled Commencement
     -------------
Date or Expiration Date of the term of the Lease (as otherwise permissibly extended in accordance with the provisions of Section 6 above) if the Work has not been Substantially Completed by the scheduled Commencement Date due to any delay attributable to Tenant and/or any of Tenant's Representatives or Tenant's intended use of the Premises (collectively, "Tenant Delays"), including, but not limited to, any of the following described events or occurrences: (a) delays related to changes made or requested by Tenant to the Work and/or the Approved Final Drawings; (b) the failure of Tenant to furnish all or any plans, drawings, specifications, finish details or other information required under Sections 3 and 4 above; (c) the failure of Tenant to comply with the requirements of
Section 10 below; (d) Tenant's requirements for special work or materials, finishes, or installations other than the Building Standards or Tenant's requirements for special construction or phasing; (e) any changes required by the fire department, building or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements if such changes are directly attributable to Tenant's use or Tenant's specialized tenant improvements; (f) the completion of any work associated with Tenant's Installations, including without limitation, Tenant's high-pile storage requirements, Tenant's racking systems, and work related to any requirements of governmental and regulatory agencies with respect to any of Tenant's Installations; (g) the performance of any additional work pursuant to a Change Request that is requested by Tenant; (h) the performance of work in or about the Premises by any person, firm or corporation employed by or on behalf of Tenant, including, without limitation, any failure to complete or any delay in the completion of such work; and/or (i) any and all delays caused by or arising from acts or omissions of Tenant and/or Tenant's Representatives, in any manner whatsoever, including, but not limited to, any and all revisions to the Approved Final Drawings. Any delays in the construction of the Tenant Improvements due to any of the events described above, shall in no way extend or affect the date on which Tenant is required to commence paying Rent under the terms of the Lease. It is the intention of the parties that all of such delays will be considered Tenant Delays for which Tenant shall be wholly and completely responsible for any and all consequences related to such delays, including, without limitation, any costs and expenses attributable to increases in labor or materials.

8.   Tenant Improvement Allowance. Landlord shall provide an allowance for the
     ----------------------------
planning and construction of the Tenant Improvements for the Work to be performed in the Premises, as described in the Initial Plans and the Approved Final Drawings, in the amount of Ten thousand and 00/100 Dollars ($10,000.00) (the "Tenant Improvement Allowance") based upon an allowance of Zero and 12/100 Dollars ($0.12) per rentable square foot for 81,225 rentable square feet of the Premises to be improved, as described in the Initial Plans and the Approved Final Drawings. Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Tenant Improvement Allowance specified above exceeds the actual Tenant Improvement Costs. The Tenant Improvement Allowance shall only be used for tenant improvements typically installed by Landlord in warehouse buildings. The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs and shall be subject to the provisions of Section 10 below.

9.   Tenant Improvement Costs. The Tenant Improvements' cost (the "Tenant
     ------------------------
Improvement Costs") shall mean and include any and all costs and expenses of the Work, including, without limitation, all of the following:

     (a) All costs of preliminary space planning and final architectural and engineering plans and specifications (including, without limitation, the scope of work, all plans and specifications, the Initial Plans, the Final Drawings and the Approved Final Drawings) for the Tenant Improvements, and architectural fees, engineering costs and fees, and other costs associated with completion of said plans;

     (b) All costs of obtaining building permits and other necessary authorizations and approvals from the City of San Leandro and other applicable agencies and jurisdictions;

     (c) All costs of interior design and finish schedule plans and specifications including as-built drawings;

     (d) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord's consultants and the General Contractor in connection with construction of the Tenant Improvements, and all labor (including overtime) and materials constituting the Work;

     (e) All fees payable to the General Contractor, architect and Landlord's engineering firm if they are required by Tenant to redesign any portion of the Tenant Improvements following Tenant's approval of the Approved Final Drawings; and

     (f) A construction management fee payable to Landlord in the amount of five percent (5%) of all direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises and the Building.

10.  Excess Tenant Improvement Costs. The term "Excess Tenant Improvement Costs"
     -------------------------------
as used herein shall mean and refer to the aggregate of (i) all costs related to any and all Change Requests/Change Orders, and (ii) the amount by which the actual Tenant Improvement Costs (exclusive of all costs referred to in item (i) above) (the "Actual TI Costs") exceed the Tenant Improvement Allowance, subject to the remaining provisions of this Section 10. Tenant shall pay to Landlord the Excess Tenant Improvement Costs within ten (10) days of Landlord's delivery to Tenant of a written demand therefor together with a reconciliation of such costs. No Work shall be commenced until Tenant has fully complied with the preceding provisions of this Section 10. If Tenant fails to remit the sums so demanded by Landlord pursuant to Section 8 above and this Section 10 within the time periods required, Landlord may, at its option, declare Tenant in default under the Lease.

11.  Change Requests. No changes or revisions to the Approved Final Drawings
     ---------------
shall be made by either Landlord or Tenant unless approved in writing by both parties. Upon Tenant's request and submission by Tenant (at Tenant's sole cost and expense) of the necessary information and/or plans and specifications for any changes or revisions to the Approved Final Drawings and/or for any work other than the Work described in the Approved Final Drawings ("Change Requests") and the approval by Landlord of such Change Request(s), which approval Landlord agrees shall not be unreasonably withheld, Landlord shall perform the additional work associated with the approved Change Request(s), at Tenant's sole cost and expense, subject, however, to the following provisions of this Section 11. Prior to commencing any additional work related to the approved Change Request(s), Landlord shall submit to Tenant a written statement of the cost of such additional work and a proposed tenant change order therefor ("Change Order") in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such Change Order and shall pay the entire cost of such additional work in the following described manner. Any costs related to such approved Change Request(s), Change Order and any delays associated therewith, shall be added to the Tenant Improvement Costs and shall be paid for by Tenant as and with any Excess Tenant Improvement Costs as set forth in Section 10 above. The billing for such additional costs to Tenant shall be accompanied by evidence of the amounts billed as is customarily used in the business. Costs related to approved Change Requests and Change Orders shall include without limitation, any architectural or design fees, Landlord's construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord and/or Landlord's consultants, and the General Contractor's price for effecting the change. If Tenant fails to execute or deliver such Change Order, or to pay the costs related thereto, then Landlord shall not be obligated to do any additional work related to such approved Change Request(s) and/or Change Orders, and Landlord may proceed to perform only the Work, as specified in the Approved Final Drawings. Landlord shall equitably adjust the amount of the Tenant Improvement Costs for any deletions in the scope of the Work.

12.  Termination. If the Lease is terminated prior to the Completion Date, for
     -----------
any reason due to the default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within five (5) days of receipt of a statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the removal of all or any portion of the Tenant Improvements and restoration costs related thereto. Subject to the provisions of Section 10.2 of the Lease, upon the expiration or earlier termination of the Lease, Tenant shall not be required to remove the Tenant Improvements it being the intention of the parties that the Tenant Improvements are to be considered incorporated into the Building. Notwithstanding anything to the contrary contained herein, Landlord shall have the right to terminate the Lease, upon written notice to Tenant, if Landlord is unable to obtain a building permit for the Tenant Improvements within one hundred eighty (180) days from the date the Lease is signed by Tenant.

13.  Tenant Access. Landlord, in Landlord's reasonable discretion and upon
     -------------
receipt of a written request from Tenant, may grant Tenant a license to have access to the Premises prior to the Completion Date to allow Tenant to do other work required by Tenant to make the Premises ready for Tenant's use and (the "Tenant's Pre-Occupancy Work"). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

     (a) Tenant shall give to Landlord a written request to have such access not less than five (5) business days prior to the date on which such proposed access will commence (the "Access Notice"). The Access Notice shall contain or be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant's Pre-Occupancy Work; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all contracts, subcontracts, material purchase orders, plans and specifications pertaining to Tenant's Pre-Occupancy Work; (iv) copies of all licenses and permits required in connection with the performance of Tenant's Pre-Occupancy Work; (v) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds) and instruments of indemnification against all claims, costs, expenses, penalties, fines, and damages which may arise in connection with Tenant's Pre-Occupancy Work; and (vi) assurances of the ability of Tenant to pay for all of Tenant's Pre-Occupancy Work and/or a letter of credit or other security deemed appropriate by Landlord securing Tenant's lien-free completion of Tenant's Pre-Occupancy Work.

     (b) Such pre-term access by Tenant and Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall be subject to scheduling by Landlord.

     (c) Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, interfere with Landlord or Landlord's agents or representatives in performing the Work and any additional work pursuant to approved Change Orders, Landlord's work in other areas of the Building or the Park, or the general operation of the Building. If at any time any such person representing Tenant shall not be cooperative or shall otherwise cause or threaten to cause any such disharmony or interference, including, without limitation, labor disharmony, and Tenant fails to immediately institute and maintain corrective actions as directed by Landlord, then Landlord may revoke such license upon twenty-four (24) hours' prior written notice to Tenant.

     (d) Any such entry into and occupancy of the Premises or any portion thereof by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Rent. Landlord shall not be liable for any injury, loss or damage that may occur to any of Tenant's Pre-Occupancy Work made in or about the Premises or to any property placed therein prior to the commencement of the term of the Lease, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to any portion of the Premises, the Work or the additional work related to any approved Change Orders caused by Tenant or any of Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees. In the event that the performance of Tenant's Pre-Occupancy Work causes extra costs to be incurred by Landlord or requires the use of other Building services, Tenant shall promptly reimburse Landlord for such extra costs and/or shall pay Landlord for such other Building services at Landlord's standard rates then in effect.

14.  Lease Provisions; Conflict. The terms and provisions of the Lease, insofar
     --------------------------
as they are applicable, in whole or in part, to this Exhibit E, are hereby
                                                     ---------
incorporated herein by reference, and specifically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this Exhibit E, the terms of this Exhibit E shall
                            ---------                    ---------
prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

                                  Addendum 1

            Landlord's Remedies Addendum In Event of Tenant Default
                             (State of California)

          (a)  Termination. In the event of any Default by Tenant, then in
               -----------
addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

               (1) the worth at the time of award of any unpaid Rent and any other sums due and payable which have been earned at the time of such termination; plus

               (2) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

               (3) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

               (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenant's; (iii) for leasing commissions; or (iv) for any other costs necessary or appropriate to relet the Premises; plus

               (5) such reasonable attorneys' fees incurred by Landlord as a result of a Default, and costs in the event suit is filed by Landlord to enforce such remedy; and plus

               (6) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. As used in subparagraphs (1) and (2) above, the "worth at the time of award" is computed by allowing interest at an annual rate equal to twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. As used in subparagraph (3) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any Default of Tenant hereunder.

          (b)  Continuation of Lease. In the event of any Default by Tenant,
               ---------------------
then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's Default and abandonment and recover Rent as it becomes due, provided tenant has the right to sublet or assign, subject only to reasonable limitations).

          (c)  Re-entry. In the event of any Default by Tenant, Landlord shall
               --------
also have the right, with or without terminating this Lease, in compliance with applicable law, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

          (d)  Reletting. In the event of the abandonment of the Premises by
               ---------
Tenant or in the event that Landlord shall elect to re-enter or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in Paragraph a, Landlord may from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied in the following order: (1) to reasonable attorneys' fees incurred by Landlord as a result of a Default and costs in the event suit is filed by Landlord to enforce such remedies; (2) to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; (3) to the payment of any costs of such reletting; (4) to the payment of the costs of any alterations and repairs to the Premises; (5) to the payment of Rent due and unpaid hereunder; and (6) the residue, if any, shall be held by Landlord and applied in payment of future Rent and other sums payable by Tenant hereunder as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of Rent hereunder, be less than the Rent payable during the month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

          (e)  Termination. No re-entry or taking of possession of the Premises
               -----------
by LANDLORD pursuant to this Addendum shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any Default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such Default.

          (f)  Cumulative Remedies. The remedies herein provided are not
               -------------------
exclusive and Landlord shall have any and all other remedies provided herein or by law or in equity.

          (g)  No Surrender. No act or conduct of Landlord, whether consisting
               ------------
of the acceptance of the keys to the Premises, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the Term, and such acceptance by Landlord of surrender by Tenant shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by Landlord. The surrender of this Lease by Tenant, voluntarily or otherwise, shall not work a merger unless Landlord elects in writing that such merger take place, but shall operate as an assignment to Landlord of any and all existing subleases, or Landlord may, at its option, elect in writing to treat such surrender as a merger terminating Tenant's estate under this Lease, and thereupon Landlord may terminate any or all such subleases by notifying the sublessee of its election so to do within five (5) days after such surrender.

          (h)  Notice Provisions. Tenant agrees that any notice given by
               -----------------
Landlord pursuant to Paragraph 13.1 of the Lease shall satisfy the requirements for notice under California Code of Civil Procedure Section 1161, and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding.


Tenant Initials               Landlord Initials

/s/
-----------------             _________________

                                  Addendum 2
                          Option to Extend the Lease

This Addendum 2 ("Addendum") is incorporated as a part of that certain Lease Agreement dated November 12, 1999 (the "Lease"), by and between COST-U-LESS, INC., a Washington corporation ('Tenant"), and AMB PROPERTY, LP., a Delaware limited partnership, ("Landlord"), for the leasing of those certain premises located at 2055 Burroughs Avenue, San Leandro, California 94577 as more particularly described in Exhibit A to the Lease (the "Premises"). Any
                          ---------
capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1.   Grant of Extension Option. Subject to the provisions, limitations and
     -------------------------
conditions set forth in Paragraph 5 below, Tenant shall have an Option ("Option") to extend the term of the Lease for five (5) years (the "Extended Term").

2.   Tenant's Option Notice. If Landlord does not receive written notice from
     ----------------------
Tenant of its exercise of this Option on a date which is not more than two hundred forty (240) days nor less than one hundred eighty (180) days prior to the end of the initial term of the Lease (the "Option Notice"), all rights under this Option shall automatically terminate and shall be of no further force or effect.

3.   Establishing the Initial Monthly Base Rent for the Extended Term. The
     ----------------------------------------------------------------
initial monthly Base Rent for the Extended Term shall be the then current market rent for similar space within the competitive market area of the Premises (the "Fair Rental Value"). "Fair Rental Value" of the Premises means the fair market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements, and the monthly base rent paid by tenants for premises comparable to the Premises, and located within the competitive market area of the Premises as reasonably determined by Landlord.

Neither Landlord nor Tenant shall have the right to have a court or any other third party entity establish the Fair Rental Value. If Landlord and Tenant are unable to agree on the Fair Rental Value for the Extended Term within ten (10) days of receipt by Landlord of the Option Notice, Landlord and Tenant being obligated only to act in good faith, this Option shall automatically terminate and the Lease shall terminate at the end of its initial term.

In no event shall the monthly Base Rent for any period of the Extended Term be less than the highest monthly Base Rent charged during the initial term of the Lease. Upon determination of the initial monthly Base Rent for the Extended Term in accordance with the terms outlined above, Landlord and Tenant shall immediately execute, at Landlord's sole option, either the standard lease agreement then in use by Landlord, or an amendment to this Lease. Such new lease agreement or amendment, as the case may be, shall set forth among other things, the initial monthly Base Rent for the Extended Term and the actual commencement date and expiration date of the Extended Term. Tenant shall have no other right to extend the term of the Lease under this Addendum unless Landlord and Tenant otherwise agree in writing.

4.   Condition of Premises and Brokerage Commissions for the Extended Term. If
     ---------------------------------------------------------------------
Tenant timely and properly exercises this Option, in strict accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises; and (2) Tenant hereby agrees that it will be solely responsible for any and all brokerage commissions and finder's fees payable to any broker now or hereafter procured or hired by Tenant or who otherwise claims a commission based on any act or statement of Tenant ("Tenant's Broker") in connection with the Option; and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees to Tenant's Broker.

5.   Limitations On, and Conditions To, Extension Option. This Option is
     ---------------------------------------------------
personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease. At Landlord's option, all rights of Tenant under this Option shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant has been in default at any time during the initial term of the Lease, or is currently in default of any provision of the Lease; and/or (2) Tenant has assigned its rights and obligations under all or part of the Lease or Tenant has subleased all or part of the Premises; and/or (3) Tenant's financial condition is unacceptable to Landlord at the time the Option Notice is delivered to Landlord; and/or (4) Tenant has failed to properly exercise this Option in a timely manner in strict accordance with the provisions of this Addendum; and/or
(5) Tenant no longer has possession of all or any part of the Premises under the Lease, or if the Lease has been terminated earlier, pursuant to the terms of the Lease.

6.   Time is of the Essence. Time is of the essence with respect to each and
     ----------------------
every time period described in this Addendum.

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